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SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary proxy statement
/ /	Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive proxy statement
/ /	Definitive additional materials
/ /	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
Titan Pharmaceuticals, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:[1]
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Set forth the amount on which the filing fee is calculated and state how it was determined.

TITAN PHARMACEUTICALS, INC.

400 Oyster Point Boulevard
Suite 505
South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held August 9, 2001

To the Stockholders of
Titan Pharmaceuticals, Inc.

    Notice is hereby given that the Annual Meeting of the Stockholders of Titan Pharmaceuticals, Inc. (the "Company") will be held on August 9, 2001 at 9:00 a.m. local time at the offices of the Company, 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080. The meeting is called for the following purpose:

  1.
  To elect a board of eight directors;

  2.
  To approve the appointment of Ernst & Young LLP as the independent auditors of the Company; and

  3.
  To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

    The close of business on July 6, 2001 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will not be closed. A list of the Stockholders entitled to vote at the meeting may be examined at the Company's offices during the ten-day period preceding the meeting.

    All Stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                      By Order of the Board of Directors,

                      Louis R. Bucalo, M.D.
                       Chairman, President and Chief Executive Officer

Dated: July 16, 2001

TITAN PHARMACEUTICALS, INC.

400 Oyster Point Boulevard
Suite 505
South San Francisco, California 94080

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Titan Pharmaceuticals, Inc. (the "Company") for the Annual Meeting of Stockholders to be held at the offices of the Company, 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080 on August 9, 2001, at 9:00 a.m. and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above stated address.

    If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the actions described in this Proxy Statement and for the election of the nominees set forth under the caption "Election of Directors."

    The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company's Stockholders is July 16, 2001.

    Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

VOTING SECURITIES

    Only holders of shares of Common Stock, $.001 par value per share (the "Shares") of record at the close of business on July 6, 2001 are entitled to vote at the meeting. On the record date, the Company had outstanding and entitled to vote 27,641,804 Shares. For purposes of voting at the meeting, each Share is entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding Shares represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the Shares so represented is necessary to elect the nominees for election as directors and the affirmative vote of a majority of the Shares so represented, excluding broker non-votes, is necessary to approve and ratify the appointment of Ernst & Young LLP, independent certified public accountants, as the independent auditors of the Company. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's shares will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote "against" the matter even though the stockholder may interpret such action differently. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

PRINCIPAL STOCKHOLDERS

    The following table sets forth, as of July 6, 2001, certain information concerning the beneficial ownership of the Shares by (i) each stockholder known by the Company to own beneficially five percent or more of the outstanding Shares; (ii) each director and each nominee for director of the Company; (iii) each executive officer of the Company; and (iv) all executive officers and directors of the Company as a group, and their percentage ownership and voting power.

	Shares Beneficially Owned (2)		Percent of Shares Beneficially Owned
Name and Address of Beneficial Owner (1)
Louis R. Bucalo, M.D.	1,390,487	(3)	5.0%
Ernst-Günter Afting, M.D., Ph.D.	45,750	(4)	*
Richard C. Allen, Ph.D.	421,948	(5)	1.5%
Victor J. Bauer, Ph.D.	94,226	(6)	*
Sunil Bhonsle	487,881	(7)	1.8%
Eurelio M. Cavalier	28,750	(8)	*
Robert E. Farrell	193,744	(9)	*
Michael K. Hsu	66,417	(10)	*
Hubert Huckel, M.D.	113,650	(11)	*
Ley S. Smith	18,750	(12)	*
Jan Wallace, M.D.	90,206	(12)	*
Konrad M. Weis, Ph.D.	81,324	(13)	*
The TCW Group, Inc. 865 South Figueroa Street Los Angeles, CA 90017	1,458,323	(14)	5.3%
The PNC Financial Services Group, Inc. One PNC Plaza 249 Fifth Avenue Pittsburgh, PA 15222-2707	1,388,600	(15)	5.0%
All executive officers and directors as a group (12) persons	3,033,133		11.0%

*
Less than one percent.
(1)
Unless otherwise indicated, the address of such individual is c/o Titan Pharmaceuticals, Inc., 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080.
(2)
In computing the number of shares beneficially owned by a person and the percentage ownership of a person, shares of common stock of the Company subject to options held by that person that are currently exercisable or exercisable within 60 days are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.
(3)
Includes 1,090,256 shares issuable upon exercise of outstanding options.
(4)
Includes 14,250 shares issuable upon exercise of outstanding options.
(5)
Includes 342,183 shares issuable upon exercise of outstanding options.
(6)
Includes 84,226 shares issuable upon exercise of outstanding options.

(7)
Includes 409,987 shares issuable upon exercise of outstanding options.
(8)
Includes 8,750 shares issuable upon exercise of outstanding options.
(9)
Includes 47,249 shares issuable upon exercise of outstanding options.
(10)
Includes 46,416 shares issuable upon exercise of outstanding options.
(11)
Includes (i) 19,250 shares issuable upon exercise of outstanding options, (ii) 49,900 shares held by a family partnership for which Dr. Huckel serves as general partner, and (iii) 3,000 shares held by his wife.
(12)
Represents shares issuable upon exercise of outstanding options.
(13)
Includes 50,867 shares issuable upon exercise of warrants and outstanding options.
(14)
The given information is derived from a Schedule 13G filed by the TCW Group, Inc. on February 14, 2001.
(15)
The PNC Financial Services Group, Inc. includes the following subsidiaries: PNC Bancorp, Inc.; PNC Bank, National Association; BlackRock Advisors, Inc.; and BlackRock Financial Management, Inc. The foregoing information is derived from a Schedule 13G filed by The PNC Financial Services Group, Inc. on February 14, 2001.

EXECUTIVE OFFICERS

    The following sets forth the names and ages of our executive officers, their respective positions and offices, and their respective principal occupations or employments during the last five years.

Name	Age	Office
Louis R. Bucalo, M.D.	42	Chairman, President and Chief Executive Officer
Sunil Bhonsle	51	Executive Vice President and Chief Operating Officer
Richard C. Allen, Ph.D.	58	Executive Vice President, Cell Therapy
Robert E. Farrell	51	Executive Vice President and Chief Financial Officer
Jan D. Wallace, M.D.	60	Executive Vice President, Clinical Development and Regulatory Affairs

    Louis R. Bucalo, M.D. is the founder of Titan and has served as our President and Chief Executive Officer since January 1993. Dr. Bucalo has served as a director of Titan since March 1993 and was elected Chairman of the Board of Directors in January 2000. From July 1990 to April 1992, Dr. Bucalo was Associate Director of Clinical Research at Genentech, Inc., a biotechnology company. Dr. Bucalo holds an M.D. from Stanford University and a B.A. in biochemistry from Harvard University.

    Sunil Bhonsle has served as our Executive Vice President and Chief Operating Officer since September 1995. Mr. Bhonsle served in various positions, including Vice President and General Manager-Plasma Supply and Manager-Inventory and Technical Planning, at Bayer Corporation from July 1975 until April 1995. Mr. Bhonsle holds an M.B.A. from the University of California at Berkeley and a B.Tech. in chemical engineering from the Indian Institute of Technology.

    Richard C. Allen, Ph.D. has served as our Executive Vice President, Cell Therapy, since August 1995. From January 1995 until it was merged into Titan in March 1999, he also served as President and Chief Executive Officer of Theracell, Inc. From June 1991 until December 1994, Dr. Allen was Vice President and General Manager of the Neuroscience Strategic Business Unit of Hoechst-Roussel Pharmaceuticals, Inc. Dr. Allen holds a Ph.D. in medicinal chemistry and a B.S. in pharmacy from the Medical College of Virginia.

    Robert E. Farrell has served as our Executive Vice President and Chief Financial Officer since September 1996. Mr. Farrell was employed by Fresenius USA, Inc. from 1991 until August 1996 where he served in various capacities, including Vice President Administration, Chief Financial Officer and General Counsel. His last position was Corporate Group Vice President. Mr. Farrell holds a B.A. from the University of Notre Dame and a J.D. from Hastings College of Law, University of California.

    Jan D. Wallace, M.D. has served as our Executive Vice President of Clinical Development and Regulatory Affairs since March 2000. From March 1998 until joining Titan, Dr. Wallace served as Senior Vice President, Clinical and Regulatory Affairs, for Elan Pharmaceuticals. From May 1992 until March 1998, he served as Vice President, Clinical and Regulatory Affairs, of Athena Neurosciences, Inc. Prior thereto, Dr. Wallace spent approximately five years at Warren-Lambert/Parke Davis, employed in various executive positions.

ELECTION OF DIRECTORS

    At the meeting, eight directors will be elected by the Stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify. It is intended that the accompanying proxy will be voted for the election, as directors, of the eight persons named below, unless the proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.

    The following sets forth the names and ages of the eight nominees for election to the Board of Directors, their respective principal occupations or employments during the past five years and the period during which each has served as a director of the Company.

Name	Age	Director Since
Louis R. Bucalo, M.D. (1)	42	March 1993
Victor Bauer, Ph.D	66	November 1997
Ernst-Günter Afting, M.D., Ph.D. (2)(3)	58	May 1996
Eurelio M. Cavalier (1)	68	September 1998
Michael K. Hsu (2)	52	March 1993
Hubert Huckel, M.D. (1)(2)(3)	70	October 1995
Ley S. Smith (1)	67	July 2000
Konrad M. Weis, Ph.D. (1)(3)	72	March 1993

(1)
Member of Executive Committee.
(2)
Member of Audit Committee.
(3)
Member of Compensation Committee.

    Louis R. Bucalo, M.D., see biographical information set forth above under "Executive Officers."

    Victor J. Bauer, Ph.D., has served on our Board of Directors since November 1997. He joined Titan in February 1997 and currently serves as our Executive Director of Corporate Development. From April 1996 until its merger into Titan, Dr. Bauer also served as a director and Chairman of Theracell. From December 1992 until February 1997, Dr. Bauer was a self-employed consultant to companies in the pharmaceutical and biotechnology industries. Prior to that time, Dr. Bauer was with Hoechst-Roussel Pharmaceuticals Inc., where he served as President from 1988 through 1992.

    Ernst-Gunter Afting, M.D., Ph.D., has served on our Board of Directors since May 1996. He has served as the President of the GSF-National Center for Environment and Health, a government research center in Germany, since 1995. From 1984 until 1995, Dr. Afting was employed in various capacities by the Hoechst Group, serving as Divisional Head of the Pharmaceuticals Division of the Hoechst Group from 1991 to 1993 and as President and Chief Executive Officer of Roussel Uclaf (a majority stockholder of Hoechst AG) in Paris from 1993 until 1995. He currently serves on the Board of Directors of Sequenom, Inc.

    Eurelio M. Cavalier has served on our Board of Directors since September 1998. He was employed in various capacities by Eli Lilly & Co. from 1958 until his retirement in 1994, serving as Vice President Sales from 1976 to 1982 and Group Vice President U.S. Pharmaceutical Business Unit from 1982 to 1993. Mr. Cavalier currently serves on the Board of Directors of ProSolv, Inc. He serves on the Advisory Board of COR Therapeutics and Indiana Heart Institute.

    Michael K. Hsu has served on our Board of Directors since March 1993. He is currently a General Partner of EndPoint Merchant Group, a merchant bank specializing in making investments into the healthcare and life science industries. Mr. Hsu has served as Director-Corporate Finance of National Securities Corp. from November 1995 through April 1998, and from November 1994 through October 1995 served with Coleman & Company Securities in the same capacity. Mr. Hsu previously held various executive positions with Steinberg and Lyman Health Care Company, Ventana Venture Growth Fund and Asian Pacific Venture Group (Thailand).

    Hubert Huckel, M.D., has served on our Board of Directors since October 1995. He served in various positions with The Hoechst Group from 1964 until his retirement in December 1992. At the time of his retirement, Dr. Huckel was Chairman of the Board of Hoechst-Roussel Pharmaceuticals, Inc., Chairman and President of Hoechst-Roussel Agri-Vet Company and a member of the Executive Committee of Hoechst Celanese Corporation. He currently serves on the Board of Directors of Thermogenesis, Corp. and Amarin Pharmaceuticals, plc and is a member of their compensation committees.

    Ley S. Smith has served on our Board of Directors since July 2000. He served in various positions with The Upjohn Company and Pharmacia & Upjohn from 1958 until his retirement in November 1997. From 1991 to 1993 he served as Vice Chairman of the Board of The Upjohn Company, and from 1993 to 1995 he was President and Chief Operating Officer of The Upjohn Company. At the time of his retirement, Mr. Smith was Executive Vice President of Pharmacia & Upjohn, and President of Pharmacia & Upjohn's U.S. Pharma Product Center. He currently serves on the Board of Directors of BioStar, Inc., MDS, Inc., Crescendo Pharmaceuticals, Illuminis and is a member of the Regional Board of National City Corp.

    Konrad M. Weis, Ph.D., has served on our Board of Directors since March 1993. He is the former President, Chief Executive Officer and Honorary Chairman of Bayer Corporation. Dr. Weis serves as a director of PNC Equity Management Company, Michael Baker Corporation, Visible Genetics, Inc. and Demegen, Inc.

Director Compensation

    Directors are entitled to receive options pursuant to our Amended 1998 Stock Option Plan. During 2000, each of our current directors received a bi-annual (i.e. every two years) option grant to purchase 15,000 shares of common stock at an exercise price of $43.625. In addition, each director received an option grant to purchase 5,000 shares of our common stock at an exercise price of $43.625 for each committee served. Upon being elected director in July 2000, Mr. Ley S. Smith received an option grant to purchase 10,000 shares of our common stock at an exercise price of $33.75. Directors are reimbursed for their expenses in attending Board of Director meetings. Directors are not precluded from serving in any other capacity and receiving compensation therefor.

    We are a party to a consulting agreement with Dr. Afting pursuant to which he receives fees of $7,000 annually.

Board Committees and Designated Directors

    The Board of Directors has an Executive Committee, an Audit Committee, and a Compensation Committee. The Board of Directors met four times during the last fiscal year. The Executive Committee met four times and also took action by unanimous written consent, the Compensation Committee held two meetings and also took action by unanimous written consent and the Audit Committee met one time. Each of our current directors attended at least 75% of the aggregate of (i) the meetings of the Board of Directors and (ii) meetings of any Committees of the Board on which such person served which were held during the time such person served, except that Mr. Smith attended two out of three meetings held after he was appointed a director, and Mr. Cavalier attended five out of seven meetings.

    The Executive Committee exercises all the power and authority of the Board of Directors in the management of Titan between Board meetings, to the extent permitted by law.

    The Compensation Committee makes recommendations to the Board of Directors with respect to the compensation of Titan's officers and employees. The Compensation Committee also administers Titan's stock option plans.

Audit Committee Report

    The Audit Committee has adopted a charter, a copy of which is attached as Exhibit A. Members of the Audit Committee are independent, within the meaning of Section 121(A) of the American Stock Exchange Listing Standards, Policies and Requirements.

    The Audit Committee oversees Titan's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent auditors are responsible for planning and performing an independent audit of Titan's financial statements in accordance with generally accepted accounting principles in the United States, and expressing an opinion on the conformity of those audited financial statements with such accounting principles.

    In fulfilling its oversight responsibilities, the committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2000 with management and the independent auditors, including a discussion of the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the committee has discussed with the independent auditors the auditors' independence from management and Titan including the matters in the written disclosures required by the Independence Standards Board No. 1.

    In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The committee and the Board have also recommended, subject to stockholders approval, the selection of Ernst & Young LLP as Titan's independent auditors.

Michael K. Hsu, Audit Committee Chair
Ernst-Günter Afting, Audit Committee Member
Herbert Huckel, Audit Committee Member

July 6, 2001

    The material in the above audit committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the 1934 Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

EXECUTIVE COMPENSATION

    The following summary compensation table sets forth the aggregate compensation awarded to, earned by, or paid to the Chief Executive Officer and to executive officers whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 2000 (collectively, the "named executive officers") for services during the fiscal years ended December 31, 2000, 1999 and 1998:

Summary Compensation Table

Annual Compensation
Name and Principal Position
	Year	Salary
Louis R. Bucalo, M.D. President and Chief Executive Officer	2000 1999 1998	$ $ $	261,891 222,013 243,100
Sunil Bhonsle Executive Vice President and Chief Operating Officer	2000 1999 1998	$ $ $	202,842 180,100 194,800
Richard C. Allen, Ph.D. Executive Vice President, Cell Therapy	2000 1999 1998	$ $ $	202,842 180,475 197,800
Robert E. Farrell Executive Vice President and Chief Financial Officer	2000 1999 1998	$ $ $	195,211 173,425 190,400
Jan D. Wallace, M.D. Executive Vice President, Clinical Development and Regulatory Affairs	2000		$232,929	(1)

(1)
Dr. Wallace joined Titan in March 2000.

Option Grants in Last Fiscal Year

    The following table contains information concerning the stock option grants made to the named executive officers during the fiscal year ended December 31, 2000. No stock appreciation rights were granted to these individuals during such year.

	Individual Grant
	Number of Securities Underlying Options Granted				Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation For Option Terms
		% of Total Options Granted to Employees In Fiscal Year
Name			Exercise or Base Price ($/Sh) (1)	Expiration Date
					5%	10%
Louis R. Bucalo	20,000	3.32%	$43.63	08/28/2010	$548,711	$1,390,540
Jan D. Wallace	230,000	38.14%	$38.75	03/10/2010	$5,605,023	$14,204,230

(1)
The exercise price may be paid in cash, in shares of common stock valued at the fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. We may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

    The following table sets forth information concerning option exercises and option holdings for the fiscal year ended December 31, 2000 with respect to the named executive officers. No stock appreciation rights were exercised during such year or were outstanding at the end of that year.

		Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised in-the-Money Options at FY-End (1)
Name	Shares Acquired on Exercise
		Exercisable	Unexercisable	Exercisable	Unexercisable
Louis R. Bucalo	-0-	974,034	273,140	$27,678,361	$5,812,766
Sunil Bhonsle	-0-	517,743	117,556	$15,199,672	$2,666,405
Richard C. Allen	-0-	377,350	84,334	$11,690,184	$1,912,864
Robert E. Farrell	86,930	136,103	42,167	$3,702,325	$956,432
Jan D. Wallace	-0-	-0-	230,000	$0	$0

(1)
Based on the fair market value of our common stock at year-end, $35.37 per share, less the exercise price payable for such shares.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

    We are a party to an employment agreement with Dr. Bucalo expiring in February 2004 which provides for a base annual salary of $210,000, subject to annual increases of 5% and bonuses of up to 25% at the discretion of the Board of Directors. In the event of the termination of the agreement with Dr. Bucalo, other than for reasons specified therein, we are obligated to make severance payments equal to his base annual salary for the greater of the balance of the term of the agreement or 18 months.

    Employment agreements with each of Dr. Allen, Mr. Bhonsle and Mr. Farrell provide for a base annual salary of $185,000 subject to automatic annual increases based on increases in the consumer price index, and bonuses of up to 20% at the discretion of the Board of Directors. An employment agreement with Dr. Wallace provides for a base annual salary of $290,000 subject to automatic annual increases based on increases in the consumer price index, and bonuses of up to 20% at the discretion of the Board of Directors. In the event the employee's employment is terminated other than for "good cause" (as defined), we are obligated to make severance payments equal to the base annual salary for six months. All of the agreements contain confidentiality provisions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

    Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and greater than 10% beneficial owners were complied with, except as follows: Dr. Afting filed a Form 4 three days late, Dr. Bauer filed a Form 4 approximately two weeks late, and Mr. Smith filed a Form 3 and Form 4 several weeks late.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining executive officers. The Compensation Committee's informal executive compensation philosophy (which applies generally to all executive officers of the Company, including the President and Chief Executive Officer) considers a number of factors, which may include:

  •
  providing levels of compensation competitive with companies in comparable industries which are at a similar stage of development and in the Company's geographic area;

  •
  integrating the compensation of the executive officers of the Company with the achievement of performance goals;

  •
  rewarding above average corporate performance; and

  •
  recognizing and providing incentive for individual initiative and achievement.

    The executive officers receive base salaries pursuant to the terms of their employment agreements with the Company. See "Executive Compensation—Employment Contracts, Termination of Employment and Change-in-Control Arrangements." During fiscal 2000, the annual option grants to the Company's executive officers reflected the Company's recognition of the milestones the executive officers assisted the Company in achieving during the year.

    The Compensation Committee also endorses the position that equity ownership by the executive officers of the Company is beneficial in aligning their interests with those of the Stockholders, especially in the enhancement of stockholder value by providing the executive officers with longer-term incentives. Bonus awards are determined based on a range of measures and internal targets set before the start of each fiscal year and in part by comparison to the compensation of executive officers of comparable biotechnology and pharmaceutical companies. The Compensation Committee considers the Company's performance under these measures and uses its subjective judgment and discretion in approving individual compensation.

    The Compensation Committee has implemented its policy on longer-term compensation to executive officers, including the chief executive officer, generally by granting to an executive officer upon joining the Company stock options with vesting over a period of 48 months commencing from the date of grant but requiring at least 12 months of employment for any option to vest. During fiscal 1997, the Compensation Committee made a determination to implement an annual option grant program to executive officers to be based upon the findings in the Radford Associates-Biotechnology Compensation Survey, 1997. During fiscal 1998, the first annual option grants based on the results of such survey were made.

Hubert Huckel, M.D.
Ernst-Günter Afting, M.D., Ph.D.
Konrad M. Weis, Ph.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the year ended December 31, 2000, the members of the Company's Compensation Committee were Drs. Huckel, Afting and Weis.

STOCK PRICE PERFORMANCE PRESENTATION

    The following chart compares the cumulative total stockholder return on the Company's Shares with the cumulative total stockholder return of (i) the Amex Market Index and (ii) a peer group index consisting of companies reporting under the Standard Industrial Classification Code 2834 (Pharmaceutical Preparations):

*
Assumes $100 invested on January 18, 1996 and assumes dividends reinvested. Measurement points are at the last trading day of the fiscal years ended December 31, 1996, 1997, 1998, 1999 and 2000. The material in this chart is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the 1934 Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In February 2001, we loaned Mr. Robert E. Farrell, our Executive Vice President and Chief Financial Officer, approximately $373,000 to finance certain federal and state income tax liabilities incurred by Mr. Farrell in connection with his exercised stock options. The loan bears interest at a rate of 8.50% per year and is due and payable in August 2001.

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    Subject to ratification by the stockholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2001. Ernst & Young was the independent public accountant for Titan for its fiscal year ended December 31, 2000.

    A representative of Ernst & Young is expected to be present at the annual meeting, with the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

    If the selection of Ernst & Young is not ratified, or if prior to the next annual meeting of stockholders such firm shall decline to act or otherwise become incapable of acting, or if its engagement shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent auditors whose selection for any period subsequent to the next annual meeting will be subject to stockholder ratification at such meeting.

Audit Fees

    The fees billed by Ernst & Young for professional services rendered for the audit of Titan's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in Titan's Quarterly Reports on Form 10-Q for the fiscal year totaled approximately $86,800.

Audit Related Fees

    The aggregate fees billed by Ernst & Young for other audit related services rendered to Titan for the fiscal year ended December 31, 2000 totaled approximately $23,000.

Financial Information Systems Design and Implementation Fees

    Ernst & Young did not perform any financial information systems design and implementation services for Titan for the fiscal year ended December 31, 2000.

All Other Fees

    The aggregate fees billed by Ernst & Young for other services rendered to Titan for the fiscal year ended December 31, 2000 totaled approximately $79,090.

    The Audit Committee has considered whether Ernst & Young's provision of non-audit services to Titan is compatible with maintaining Ernst & Young's independence.

GENERAL

    Our Management does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

    We will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to Stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of Titan may solicit proxies without additional compensation, by telephone or telegraph. We do not expect to pay any compensation for the solicitation of proxies.

    We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2000 (as filed with the Securities and Exchange Commission) including the financial statements thereto. All such requests should be directed to Sunil Bhonsle, 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080.

STOCKHOLDER PROPOSALS

    The Annual Meeting of Stockholders for the fiscal year ending December 31, 2001 is expected to be held in August 2002. All proposals intended to be presented at our next Annual Meeting of Stockholders must be received at our executive office no later than March 12, 2002, for inclusion in the Proxy Statement and form of proxy related to that meeting.

                      By Order of the Board of Directors,

                      Louis R. Bucalo, M.D.,
                       Chairman

Dated: July 16, 2001

EXHIBIT A

AUDIT COMMITTEE CHARTER

April 28, 2000

MISSION STATEMENT

    The Company's independent auditor ultimately is accountable to the Company's Board of Directors and Audit Committee, as representatives of the stockholders, which, as such, have the ultimate authority and responsibility to select, evaluate and, if appropriate, replace the independent auditor, subject to ratification by the Company's stockholders.

    The Audit Committee is responsible for ensuring that the independent auditor periodically submits to the Audit Committee a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1; for discussing with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor; and for recommending that the Board of Directors take appropriate action to oversee the independent auditor's independence.

    The Audit Committee will assist the Board of Directors in fulfilling its responsibilities to oversee the Company's financial and accounting operations. The Audit Committee will review the Company's system of internal controls, its financial reporting process, the audit process, and the Company's processes for monitoring compliance with laws and regulations and the Company's business practices. In performing its duties, the Audit Committee will maintain effective working relationships with the Board of Directors, management, the Company's internal auditors, and the independent auditors. The Audit Committee will confirm with the independent auditor its understanding that it has access to the Audit Committee at any time.

ORGANIZATION AND MEETINGS

Committee Composition

    The Audit Committee shall be composed of at least three members, each of whom is independent (as defined in American Stock Exchange Company Guide Rule 121A, subject to Rule 121B(b)(ii)) and able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Term; Meetings

    Audit Committee members will be chosen by the Board of Directors to serve for a term or terms as determined by the Board. The Audit Committee will meet at least two times a year.

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ROLE AND RESPONSIBILITIES

    The Audit Committee's specific responsibilities shall include the following:

Maintenance of Charter

    The Audit Committee shall review and reassess the adequacy of this charter annually.

Audit Oversight

    Before the commencement of the annual audit, the Audit Committee will meet with financial management and the independent auditor to review and approve the scope and fees of the annual audit.

    Upon completion of the audit, the Audit Committee shall discuss with the independent auditor and management the independent auditor's judgment about the quality, not just the acceptability, of the Company's accounting principles, as applied in the Company's financial reporting. As appropriate, the discussion shall cover,

  •
  the consistency of the Company's accounting policies and their application;

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  the clarity and completeness of the Company's financial statements; and

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  items having a significant impact on the representational faithfulness, verifiability, and neutrality of the accounting information included in the financial statements, such as

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  changes in accounting policies;

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  estimates, judgments, and uncertainties;

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  unusual transactions; and

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  policies relating to significant financial statement items, including timing of transactions and periods in which recorded.

    The Audit Committee shall inquire as to

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  the independent auditor's perceptions of the Company's financial and accounting personnel;

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  the cooperation that the independent auditor received during the audit; and

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  recommendations the independent auditor may have to improve the Company's internal financial controls, choice of accounting principles, or management reporting systems.

    The Audit Committee shall require the independent auditor, at least annually, to

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  disclose to the Audit Committee, in writing, all relationships between the independent auditor and its related entities and the Company and its related entities that in the independent auditor's professional judgment may reasonably be thought to bear on independence;

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  confirm in the letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws; and

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  discuss the auditor's independence with the Audit Committee.

Monitoring of Internal Controls Systems

    The Audit Committee shall meet separately in executive session, at least annually, with the Company's principle accounting officer to discuss

  •
  the scope of internal accounting procedures then in effect;

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  the Company's means for monitoring compliance by Company personnel with Company policies and procedures and applicable law; and

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  the extent to which recommendations made by the independent auditor have been implemented.

Audit Committee Report

    The Audit Committee will report each year in the Company's proxy statement whether:

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  the Audit Committee has reviewed and discussed the audited financial statements with management;

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  the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Accounting Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as it may be modified or supplemented;

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  the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as it may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

  •
  based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

    The report shall not be deemed to be "soliciting material," or to be "filed" with the Securities and Exchange Commission or subject to SEC Regulations 14A or 14C.

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PROXY	TITAN PHARMACEUTICALS, INC.
ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

   The undersigned hereby appoints Dr. Louis R. Bucalo or Sunil Bhonsle as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080 on August 9, 2001 at 9:00 a.m., local time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

1.	Election of Directors
o	FOR all nominees listed below (except as marked to the contrary below)
o	WITHHOLDING AUTHORITY to vote for all nominees listed below
Louis R. Bucalo, M.D., Ernst-Günter Afting, M.D., Ph.D., Victor J. Bauer, Ph.D., Eurelio Cavalier, Michael K. Hsu, Hubert Huckel, M.D., Ley S. Smith and Konrad M. Weis, Ph.D.
(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

2.	Approval of the appointment of Ernst & Young LLP as independent auditors.
o FOR o AGAINST o ABSTAIN

   The shares of Common Stock represented by this proxy will be voted as directed; however, if no direction is given, the shares of Common Stock will be voted FOR the election of the nominees and FOR the approval of the appointment of Ernst & Young LLP as the independent auditors of the Company.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

   If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

DATED: , 2001 Signature Signature if held jointly
(Please date, sign as name appears at the left, and return promptly. If the shares are registered in the names of two or more persons, each person should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ANNUAL MEETING OF STOCKHOLDERS
VOTING SECURITIES
PRINCIPAL STOCKHOLDERS
EXECUTIVE OFFICERS
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PRICE PERFORMANCE PRESENTATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
GENERAL
STOCKHOLDER PROPOSALS
AUDIT COMMITTEE CHARTER